Exhibit 10.26

FIFTH AMENDMENT TO CONTRACT OF SALE
(One, Two and Three Legacy Town Center; Plano, Texas)
THIS FIFTH AMENDMENT TO CONTRACT OF SALE (this “Amendment”) is made and entered into as of February 16, 2012, by and between NORTH DALLAS TOWN CENTER LP, a Delaware limited partnership (“One/Two Seller”), TENNYSON DEVELOPMENT LP, a Delaware limited partnership (“Three Seller” and, together with One/Two Seller, collectively, the “Sellers” and each, individually a “Seller”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Purchaser”), as the successor-in-interest to KBS CAPITAL ADVISORS, LLC, a Delaware limited liability company (“Original Purchaser”).
RECITALS:
A.    Sellers and Original Purchaser are parties to that certain agreement titled “Contract of Sale”, dated as of December 27, 2011, as amended by that certain amendment titled “First Amendment to Contract of Sale”, dated as of January 11, 2012, by that certain amendment titled “Second Amendment to Contract of Sale” dated as of January 19, 2012, by that certain amendment titled “Third Amendment to Contract of Sale” dated as of February 10, 2012, and by that certain amendment titled “Fourth Amendment to Contract of Sale” dated as of February 15, 2012 (as amended, the “Agreement”). All initially-capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement unless the context clearly indicates otherwise.
B.    Original Purchaser assigned all of its right, title and interest in, to and under the Agreement to Purchaser pursuant to that certain Assignment of Purchase Agreement, dated as of February 14, 2012, and Purchaser is now a party to the Agreement.
C.    Sellers and Purchaser mutually desire to amend the Agreement as provided in this Amendment.
AGREEMENTS:
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:
1.Purchase Price. Section 2 of the Agreement is hereby eliminated in its entirety and replaced with the following:
“The purchase price (the “Purchase Price”) for the Property shall be the sum of One Hundred Thirteen Million and 00/100th’s Dollars ($113,000,000.00).”
2.    Legal Descriptions. The legal description for the One Land set forth in Exhibit A-1 to the Agreement is hereby replaced in its entirety with the legal description set forth in Exhibit A-1 attached to this Amendment. The legal descriptions for the Two Land and the Three Land set forth in Exhibit A-2 and Exhibit A-3 to the Agreement are hereby replaced in their entirety with the single legal description shown in Exhibit A-2 attached to this Amendment.

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3.    Form of Special Warranty Deeds. The forms of the Two Deed and the Three Deed set forth in Exhibit F-2 and Exhibit F-3, respectively, of the Agreement are hereby replaced in their entirety with the single form of Deed attached to this Amendment as Exhibit F-2.
4.    Construction Contracts and Contractor’s Certificate. Sellers and Purchaser acknowledge that Sellers have entered into the construction contracts identified as “Construction Contracts” on Schedule 1 attached hereto (collectively, the “Construction Contracts” and, individually, a “Construction Contract”). If all of the work under any Construction Contract is completed and paid for prior to Closing, (i) Sellers shall notify Purchaser of such completion at or prior to Closing, (ii) such Construction Contract shall not be assigned to Purchaser at Closing, and (iii) Schedule 1 shall be updated to delete such Construction Contract. If, however, any work under any Construction Contract (collectively, the “Outstanding Construction Contracts” and, individually, an “Outstanding Construction Contract”) has not been completed and paid for at or prior to Closing, subject to the conditions set forth below, (A) such Outstanding Construction Contract shall be assigned by the applicable Seller to Purchaser at Closing, (B) Purchaser shall assume the obligations under such Outstanding Construction Contract pursuant to the Assignment and Assumption of Contracts, and (C) Purchaser shall be entitled to a credit against the Purchase Price at Closing in the amount of the costs of the work remaining to be paid to the contractor under such Outstanding Construction Contract, subject to the limitations set forth below; provided, however, that if the applicable Seller believes that the actual unpaid amount is less than the unpaid amount set forth in the “Contractor’s Certificate” (as defined below), then (a) such Seller shall deliver written notice to Purchaser and Escrowee at or prior to Closing setting forth Seller’s calculation of the amount to be credited to Purchaser at Closing (the “Buyer Construction Credit”), (b) Purchaser shall be entitled to a credit against the Purchase Price in the amount of the Buyer Construction Credit, and (c) an amount equal to the difference between the Buyer Construction Credit and the unpaid amount set forth in the Contractor’s Certificate shall be held in escrow by Escrowee (pursuant to an escrow agreement reasonably acceptable to Sellers, Purchaser and Escrowee, and executed by such parties at Closing) after the Closing until Seller, Purchaser and the contractor come to a final agreement with respect to the amount of unpaid costs to be credited to Purchaser. Notwithstanding the immediately preceding sentence, if any contractor under an Outstanding Construction Contract fails to deliver a Contractor’s Certificate, then (a) the applicable Seller shall deliver written notice to Purchaser and Escrowee prior to Closing setting forth (i) Seller’s calculation of the applicable amount of the costs of the work remaining to be paid to the contractor under the Outstanding Construction Contract, which is to be credited to Purchaser at Closing (the “Construction Credit Amount”), and (ii) the total dollar amount of work under such Outstanding Construction Contract for which such Seller has obtained lien waivers or releases (the “Lien Waiver Amount”), (b) Purchaser shall be entitled to a credit against the Purchase Price in the amount of the applicable Construction Credit Amount, and (c) an amount equal to the applicable “Contractor Escrow Amount” (as hereinafter defined) shall be held in escrow by Escrowee (pursuant to an escrow agreement reasonably acceptable to Sellers, Purchaser and Escrowee, and executed by such parties at Closing) after the Closing until such Seller or Purchaser obtains lien waivers or other reasonable evidence that the Contractor Escrow Amount is not owed or is no longer owed to the applicable contractor (at which time the Escrowee shall deliver the applicable Contractor Escrow Amount to Seller). As used herein, the

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“Contractor Escrow Amount” means an amount equal to 115% of the total contract price under the applicable Outstanding Construction Contract, minus (i) the Construction Credit Amount and (ii) the Lien Waiver Amount. As a condition precedent to Purchaser’s obligation to complete the Closing: (x) the applicable Seller shall deliver to Purchaser prior to Closing a certificate executed by the contractor under each Outstanding Construction Contract substantially in the form attached hereto as Schedule 2 (the “Contractor’s Certificate”) together with the Joinder attached to such certificate executed by Seller, and (y) such Seller shall deliver to Purchaser reasonable evidence of amounts that have been paid prior thereto; provided, however, that if any contractor under an Outstanding Construction Contract fails to deliver a Contractor’s Certificate as required herein, then such Seller may deliver a certificate substantially in the form attached hereto as Schedule 3 (the “Seller’s Construction Certificate”), which shall be deemed to satisfy the requirement set forth in clause (x) of this sentence. The applicable Seller shall also request from the applicable contractor(s) under the Outstanding Construction Contract(s), and deliver to Purchaser upon such Seller’s receipt of the same, partial lien waiver(s) from the contractor(s) under such Outstanding Construction Contract(s) with respect to the portion of the work under the Outstanding Construction Contract(s) for which payment has been made to such contractor. The occurrence of the Closing provided for in the Agreement shall evidence and constitute Purchaser’s satisfaction with or waiver of each of the conditions set forth in this Section 4.
5.    Exhibit E. Exhibit E attached to the Agreement is hereby eliminated, and Exhibit E attached hereto is hereby substituted in place thereof.
6.    Exhibit O. Exhibit O attached to the Agreement is hereby eliminated, and Exhibit O attached hereto is hereby substituted in place thereof.
7.    Plat Ratification Agreement. Notwithstanding anything stated to the contrary in the Agreement, as a condition to Purchaser’s obligation to purchase the Property, on or prior to the Closing Date, Sellers shall have executed and recorded in the records of Collin County, Texas a plat ratification agreement, in substantially the form attached hereto as Schedule 4. If, after the occurrence of the Closing, any Governmental Authority requires the execution and delivery of any instrument or agreement, or the taking of any other action, in order to ratify, confirm, renew or validate the plat described in the plat ratification agreement attached hereto as Schedule 4 or any replacement thereof, Sellers shall at the request of Buyer reasonably cooperate in connection therewith provided that the same shall not give rise to any cost, loss, expense or liability to any Seller.
8.    QBE Lease and ABN Lease. The execution and delivery prior to the Closing by Three Seller and QBE First (“QBE”) of a new lease agreement in substantially the form of the document delivered to Purchaser as an attachment to an email sent by Ariel Robinson of Pircher, Nichols & Meeks to Howard Chu of Greenberg Traurig, LLP at 4:33 p.m. (California time) on February 15, 2012 (the “QBE Lease”), and the execution and delivery prior to the Closing by One/Two Seller and ABN Amro (“ABN”) of a new lease agreement in substantially the form of the document delivered to Purchaser as an attachment to an email sent by Ariel Robinson of Pircher, Nichols & Meeks to Howard Chu of Greenberg Traurig, at 3:05 p.m. (California time) on February 15, 2012 (the “ABN Lease”), shall be a condition precedent to

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Purchaser’s obligation to purchase the Property. Failure of QBE or ABN to execute and deliver either of the foregoing proposed leases at or prior to the Closing shall not be a default by Sellers under the Agreement; provided that if QBE or ABN executes and delivers the applicable lease in the form provided herein prior to Closing, Seller shall also execute and deliver the same prior to Closing. Notwithstanding anything to the contrary contained in the Agreement, including, without limitation, Section 7.2.3(a) thereof, Purchaser hereby approves the QBE Lease and the ABN Lease and consents to Sellers executing and delivering the same prior to the Closing. From and after the Closing, Purchaser shall be responsible for and hereby expressly assumes the obligation to pay all brokerage and leasing commissions, tenant improvement costs and other costs and expenses (but excluding Sellers’ attorney’s fees) for, and takes subject to any rental abatement or free rent period under, the QBE Lease and the ABN Lease (collectively, the “QBE/ABN Leasing Costs”), to the extent that such QBE/ABN Leasing Costs are shown in the QBE Lease, the ABN Lease, or the commission agreements delivered to Purchaser as attachments to emails sent by John Irons of Pircher, Nichols & Meeks to Howard Chu of Greenberg Traurig, LLP at 3:37 p.m. and 3:46 p.m. California time on February 15, 2012, and all such QBE/ABN Leasing Costs shall be included in the definition of “Purchaser Leasing Costs.” In the event that the Closing condition for the benefit of Purchaser as set forth in this Section 7 is not or shall not be satisfied on the Scheduled Closing Date of March 9, 2012, Sellers shall have the right to elect to extend the Closing Date to a date not later than March 27, 2012, by delivering written notice to Purchaser of Sellers’ election to so extend on or before the Scheduled Closing Date.
9.    Tenant Estoppel Contingency. Purchaser acknowledges and agrees that the condition precedent to Purchaser’s obligation to purchase the Property set forth in Sections 4.3 and 4.4(d) of the Agreement (the “Tenant Estoppel Contingency”) has been satisfied, and Purchaser hereby waives its right to terminate the Agreement for any failure to satisfy the Tenant Estoppel Contingency.
10.    Additional Purchaser Extension Right. In the event that the Closing Date has been extended by Sellers pursuant to Section 8 of this Amendment, or by Purchaser pursuant to Section 5 of the Agreement, then Purchaser shall have the right to further extend the Closing Date for up to fifteen (15) days, by delivering written notice to Sellers of its election to so extend no later than two (2) Business Days prior to the then-scheduled Closing Date.
11.    No Other Amendments; This Amendment Governs and Controls. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Agreement, the provisions of this Amendment shall govern and control.
12.    Authority. Each party represents to the other party or parties that the individual executing this Amendment on behalf of such party has the capacity and authority to execute and deliver this Amendment on behalf of such party, and that this Amendment, once executed and delivered, is the legal, valid and binding obligation of such party.

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13.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.
14.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Amendment by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart.
15.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the successors and assigns of the parties to this Amendment.

[Signatures commence on next page.]

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IN WITNESS WHEREOF, Sellers and Purchaser have executed this Amendment as of the day and year first above written.

SELLERS:

One/Two Seller:

NORTH DALLAS TOWN CENTER LP,
a Delaware limited partnership

By:      Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member

By:    ___________________________
Name:    Chris G. Hendricks
Title:    Market Managing Director

Three Seller:

TENNYSON DEVELOPMENT LP,
a Delaware limited partnership

By:    Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member

By:    ___________________________
Name:    Chris G. Hendricks
Title:    Market Managing Director

[Signatures continue on following page.]

PURCHASER:
KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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EXHIBIT A-1
(ONE LAND)
TRACT 1:
Being Lot 1, Block I, ONE LINCOLN AT LEGACY TOWN CENTER, an addition to the City of Plano, Texas, according to the plat thereof recorded in Volume N, Page 860, Plat Records, Collin County, Texas.

TRACT 2:
Being a Non-Exclusive Easement for the benefit of Tract 1 as created by Reciprocal Parking Easement and Maintenance Agreement (the "REA") dated 06/20/2001, between LETCHI, LIMITED, and LINCOLN-TOWN CENTER, LTD., filed 06/21/2001, recorded in Volume 4944, Page 2560, Real Property Records, Collin County, Texas, for access over the Common Areas (as defined in the REA) of the Letchi Parcel (as defined in the REA) and for parking in the Letchi Garage (as defined in the REA) .

EXHIBIT A-2
(TWO/THREE LAND)
Being Lot 1R, Block A, of SECOND REPLAT OF LOT 1R, BLOCK A OF TWO LEGACY TOWN CENTER, an addition to the City of Plano, Texas, according to the plat thereof recorded in Cabinet 2006, Slide 284, Plat Records of Collin County, Texas.

Exhibit E

(SELLER LEASING COSTS)

[See Attached]

Exhibit E

(SELLER LEASING COSTS)

EXHIBIT F-2
(FORM OF TWO/THREE DEED)

SPECIAL WARRANTY DEED

After recording, please return to:

Attention:

THE STATE OF TEXAS    §
§    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF [_____]     §
“NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.”
North Dallas Town Center LP, a Delaware limited partnership [**to be revised, if necessary, to reflect any permitted pre-Closing transfer**] (hereinafter referred to as “NDTC Grantor”), whose mailing address is c/o Equity Office, 15950 N. Dallas Parkway, Suite 300, Dallas, Texas 75248, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by                         , LLC, a ________________ (hereinafter referred to as “Grantee”), whose mailing address is c/o _________________, ______________, ____________, the receipt and sufficiency of which consideration are hereby acknowledged, and upon and subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee that portion of the real property situated in Collin County, Texas, described on Exhibit A attached hereto and made a part hereof for all purposes (hereinafter referred to as the “Land”), which was transferred to NDTC Grantor pursuant to that certain deed recorded as Instrument No. 2004-0144248 [**to be revised, if necessary, to reflect any permitted pre-Closing transfer**] in the real property records of Collin

County, Texas, together with all and singular the adjacent streets, alleys, rights-of-way, rights, benefits, licenses, interests, privileges, easements, tenements, hereditaments and appurtenances on such portion of the Land or in anywise appertaining thereto, and the improvements, structures and fixtures located upon such portion of the Land (the foregoing being hereinafter referred to as the “NDTC Appurtenances”).
Tennyson Development LP, a Delaware limited partnership [**to be revised, if necessary, to reflect any permitted pre-Closing transfer**] (hereinafter referred to as “TD Grantor” and together with NDTC Grantor, collectively, “Grantors” and each individually a “Grantor”), whose mailing address is c/o Equity Office, 15950 N. Dallas Parkway, Suite 300, Dallas, Texas 75248, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by Grantee, the receipt and sufficiency of which consideration are hereby acknowledged, and upon and subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee that portion of the Land which was transferred to TD Grantor pursuant to that certain deed recorded as Instrument No. 2004-0182373 [**to be revised, if necessary, to reflect any permitted pre-Closing transfer**] in the real property records of Collin County, Texas, together with all and singular the adjacent streets, alleys, rights-of-way, rights, benefits, licenses, interests, privileges, easements, tenements, hereditaments and appurtenances on such portion of the Land or in anywise appertaining thereto, and the improvements, structures and fixtures located upon such portion of the Land (the foregoing being hereinafter referred to as the “TD Appurtenances”). The NDTC Appurtenances and the TD Appurtenances, together with the Land, are hereinafter collectively referred to as the “Property”.
This conveyance is made and accepted subject to the “Permitted Exceptions” (i.e., real property taxes and assessments, unrecorded leases, all matters of record and all matters that would be reflected on an accurate survey of the Property as of the date hereof).
TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and each Grantor does hereby bind itself and its successors, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under such Grantor, but not otherwise.
By acceptance of this Special Warranty Deed, Grantee assumes payment of all real property taxes on the Property for the year 2012 and subsequent years.

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantors to be effective as of the _______ day of ___________, 2012.

NDTC GRANTOR:

NORTH DALLAS TOWN CENTER LP,
a Delaware limited partnership

By:      Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By: Dallas Democracy JV LLC,
         a Delaware limited liability company,
         Its sole member

        By: CarrAmerica Texas Holding, LLC,
                 a Delaware limited liability company,
                 Its managing member

                By:_________________________
                Name:_______________________
                            Title:________________________

TD GRANTOR:

TENNYSON DEVELOPMENT LP,
a Delaware limited partnership

By:    Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

                By: CarrAmerica Texas Holding, LLC,
       a Delaware limited liability company,
       Its managing member

    By:    ________________________
    Name:    ________________________
    Title:    ________________________

EXHIBITS:
Exhibit A - Property Description

STATE OF TEXAS        )SS
)
COUNTY OF ___________    )SS

This instrument was acknowledged before me on _____________ __, 2012, by ____________, as _________________ of CarrAmerica Texas Holding, LLC, a Delaware limited liability company, the managing member of Dallas Democracy JV LLC, a Delaware limited liability company, the sole member of Dallas Democracy GP LLC, a Delaware limited liability company, the general partner of North Dallas Town Center LP, a Delaware limited partnership, as the act and deed of said entity.

Name:
Notary Public in and for
The State of Texas

(Seal of Notary)            My commission expires:

STATE OF TEXAS        )SS
)
COUNTY OF ___________    )SS

This instrument was acknowledged before me on _____________ __, 2012, by ____________, as _________________ of CarrAmerica Texas Holding, LLC, a Delaware limited liability company, the managing member of Dallas Democracy JV LLC, a Delaware limited liability company, the sole member of Dallas Democracy GP LLC, a Delaware limited liability company, the general partner of Tennyson Development LP, a Delaware limited partnership, as the act and deed of said entity.

Name:
Notary Public in and for
The State of Texas

(Seal of Notary)            My commission expires:

Exhibit A to Deed
Legal Description
Being Lot 1R, Block A, of SECOND REPLAT OF LOT 1R, BLOCK A OF TWO LEGACY TOWN CENTER, an addition to the City of Plano, Texas, according to the plat thereof recorded in Cabinet 2006, Slide 284, Plat Records of Collin County, Texas.

EXHIBIT O
(LEASES)

[See Attached]

EXHIBIT O
(LEASES)
One Property Leases

Tenant	Lease	Date
Aspen Healthcare Metrics LLC	Guaranty	3/29/2010
	Lease Agreement	4/7/2010
	Commencement Letter	7/2/2010

Auto Wash Enterprise, Inc.	Lease Agreement	3/15/2010
	Commencement Letter	7/2/2010

Autodesk, Inc.	Lease Agreement	8/11/2003
	Lease Agreement Amendment 1	10/14/2005
	Commencement Letter	3/20/2006
	Lease Agreement Amendment 2	9/8/2010

FiberTower Network Services Corp.	Antenna License	1/16/2003
	Letter Agreement	11/24/2003
	Lease Agreement Amendment 1	8/18/2005
	Lease Agreement Amendment 2	12/1/2005
	Lease Agreement Amendment 3	10/1/2008

GGNSC Administrative Services LLC	Lease Agreement	4/4/2011

Healthcare Coalition of Texas, Inc.	Lease Agreement	7/2/2002
	Commencement Letter	1/15/2003
	Lease Agreement Amendment 1	4/6/2010

ICF Consulting Group, Inc.	License Agreement	2/23/2006
	Lease Agreement	3/24/2006
	Commencement Letter	5/25/2006
	Lease Agreement Amendment 1	9/4/2008
	Lease Agreement Amendment 2	12/2/2010
	Commencement Letter	8/8/2011
	Lease Agreement Amendment 3	8/25/2011

Innovative Management Solutions, Inc.	Lease Agreement	11/13/2003
	Lease Agreement Amendment 1	7/26/2005

	Lease Agreement Amendment 2	4/1/2006
	Lease Agreement Amendment 3	12/28/2009
	Lease Agreement Amendment 4	4/30/2010
	Commencement Letter	6/1/2010
	Consent to Sublease	6/14/2011

Insight for Living	Lease Agreement	11/15/2000
	Lease Agreement Amendment 1	11/16/2001

Lifeway Financial Corporation	Lease Agreement	2/26/2002
	Commencement Letter	7/31/2002
	Lease Agreement Amendment 1	1/1/2005
	Lease Agreement Amendment 2	11/2/2011

New York Life Insurance Company	Lease Agreement	8/17/2010
	Commencement Letter	12/14/2010

Synopsys, Inc.	Lease Agreement	8/11/2009
	Letter Agreement	10/26/2009
	Commencement Letter	2/4/2010

Two Property Leases

Tenant	Lease	Date
ACT Wealth Management, LLC	Commencement Letter	10/12/2010
	Lease Agreement	10/12/2010
	Commencement Letter	1/18/2011

Amsden Advisory Group, LLC	Guaranty	6/8/2011
	Lease Agreement	6/9/2011
	Commencement Letter	8/1/2011

Mam Marketing, Inc.	Lease Agreement	8/20/2009
	Commencement Letter	10/5/2009
	Consent to Sublease	12/10/2010

BMC Software, Inc.	Lease Agreement	5/13/2008
	Commencement Letter	8/4/2008

BTB Energy, Ltd.	Lease Agreement	12/15/2009
	Commencement Letter	1/25/2010

Cain, Watters & Associates, P.L.L.C.	Lease Agreement	3/30/2011
	Subordination of Lien	9/16/2011
	Lease Agreement Amendment 1	10/13/2011

Daniel V. Pritchett	Lease Agreement	5/23/2011

Dempsey Partners LLC	Lease Agreement	1/18/2011
	Commencement Letter	2/10/2011

Dental Community Management, Inc.	Lease Agreement	5/23/2011
	Subordination of Lien	7/25/2011
	Lease Agreement Amendment 1	1/4/2012
	Lease Agreement Amendment 2	10/10/2011

DHR International, Inc.	Lease Agreement	10/5/2011
	Commencement Letter	1/12/2012

Epygi Technologies, Ltd	Lease Agreement	3/26/2004

	Lease Agreement Amendment 1	5/24/2004
	Lease Agreement Amendment 2	3/1/2010

Family Legacy Trust Company	Lease Agreement	5/23/2011
	Lease Agreement Amendment 1	10/28/2011

Fourth Floor Realty, LLC	Lease Agreement	1/30/2009
	Commencement Letter	5/27/2009
	Lease Agreement Amendment 1	5/24/2010
	Commencement Letter	10/12/2010

Goranson, Bain, Larsen & Greenwald, L.C.	Lease Agreement	12/10/2007
	Letter Agreement	2/21/2008
	Commencement Letter	2/29/2008
	Lease Agreement Amendment 1	11/16/2011

Horizon Data Center Solutions LLC	Lease Agreement	9/20/2010
	Commencement Letter	3/3/2011

Hospital Management Associates, Inc.	Lease Agreement	11/5/2008
	Commencement Letter	1/16/2009

J.J.'s Mae, Inc.	Lease Agreement	4/14/2008
	Commencement Letter	5/1/2008

LiquidAgents, LLC	Lease Agreement	1/20/2010
	Lease Agreement Amendment 1	2/15/2011
	Lease Agreement Amendment 2	11/21/2011

MC Resources, LLC	Lease Agreement	10/22/2007
	Commencement Letter	12/4/2007

McRight-Smith Holdings, Inc.	Lease Agreement	6/22/2007
	Lease Agreement Amendment 1	6/28/2009
	Commencement Letter	7/21/2009

Mondics Insurance Group, Inc.	Lease Agreement	7/6/2010
	Commencement Letter	11/8/2010

MSF Partners, LLC	Consent to Sublease	12/10/2010

Outcome Engineering, LLC	Lease Agreement	12/9/2010

Peeples & Hilburn, P.C.	Lease Agreement	5/23/2011

Robert Half International Inc.	Lease Agreement	6/2/2010
	Commencement Letter	9/29/2010

Robins & Morton Group	Lease Agreement	7/16/2008
	Commencement Letter	11/1/2008
	Lease Agreement Amendment 1	3/31/2009

Sandisk Technologies, Inc.	Lease Agreement	2/17/2011
	Commencement Letter	5/15/2011
	Commencement Letter	8/1/2011

Tenura Holdings, Inc.	License Agreement	6/23/2011
	Lease Agreement	6/20/2011
	Letter Agreement	7/25/2011
	Commencement Letter	12/1/2011

Three Property Leases

Tenant	Lease	Date
Hartford Fire Insurance Company	Lease Agreement	1/31/2007
	Commencement Letter	5/22/2008
	Letter Agreement	7/5/2008
	Consent to Sublease	4/12/2011

Heights Energy Corporation	Lease Agreement	11/18/2008
	Commencement Letter	2/2/2009

Informatica Corporation	Lease Agreement	10/15/2007
	Commencement Letter	11/15/2007

M. Miller & Associates, LLC	Lease Agreement	12/8/2008
	Commencement Letter	3/9/2009
	Lease Agreement Amendment 1	6/25/2009
	Commencement Letter	7/21/2009
	Lease Agreement Amendment 2	6/14/2010
	Lease Agreement Amendment 3	9/1/2011

Oceus Networks Inc.	Lease Agreement	3/19/2010
	Commencement Letter	7/1/2010
	Lease Agreement Amendment 1	3/24/2011
	Lease Agreement Amendment 2	5/25/2011
	Commencement Letter	8/12/2011

Odyssey Information Services, Inc.	Lease Agreement	7/24/2008
	Commencement Letter	11/29/2008
	Subordination of Lien	8/27/2009

RamQuest Software, Inc.	Lease Agreement	7/2/2009
	Letter Agreement	8/10/2009
	Commencement Letter	9/1/2009

Sente Mortgage Inc.	Lease Agreement	11/5/2010
	Lease Agreement Amendment 1	2/17/2011
	Commencement Letter	4/18/2011
	Consent to Sublease	5/23/2011

Stonington Insurance Company	Lease Agreement	4/7/2008
	Commencement Letter	9/16/2008

Thomas E. Gallaway Corporation	Lease Agreement	6/7/2010
	Commencement Letter	9/1/2010

VHA Southwest Community Health Corporation	Lease Agreement	12/4/2007

SCHEDULE 1
CONSTRUCTION CONTRACTS

1.	That certain contract dated December 1, 2011 between One/Two Seller and Pacific Builders Inc. for improvements in and around the premises occupied by Cain, Watters and Associates.

2.	That certain contract dated December 1, 2011 between One/Two Seller and Pacific Builders Inc. for improvements in and around the premises occupied by Dental Community Management.

3.	That certain contract dated December 1, 2011 between One/Two Seller and Pacific Builders Inc. for improvements in and around the premises occupied by Peeples & Hilburn.

4.	That certain contract dated December 1, 2011 between One/Two Seller and Pacific Builders Inc. for improvements in and around the premises occupied by Family Legacy Trust.

5.	That certain contract dated December 1, 2011 between One/Two Seller and Pacific Builders Inc. for improvements in and around the premises occupied by Daniel Pritchett.

6.	That certain contract dated December 5, 2011 between One/Two Seller and Pacific Builders Inc. for improvements in and around the 6th floor corridor at Two Legacy Town Center.

7.
That certain contract between One/Two Seller and Metroplex General Contractors, Inc. dated January 6, 2012, for work to be performed in and around the premises occupied by Goranson, Bain, Larsen & Greenwald, L.L.C.

8.	That certain contract between One/Two Seller and Metroplex General Contractors, Inc. dated December 1, 2011, for work to be performed in and around the premises occupied by LiquidAgents, LLC.

SCHEDULE 2
[FORM OF]
CONTRACTOR’S CERTIFICATE

The undersigned, _______________ (the “Contractor”), is a party to that certain _________________________________ dated _______________ (the “Construction Contract”), by and between Contractor and __________________ (the “Seller”) in connection with that certain real property commonly known as _______________ (the “Property”) and with respect to the project known as _______________________ (the “Project”). Seller has advised Contractor that Seller intends to sell the Property to KBSIII Legacy Town Center, LLC, a Delaware limited liability company (“Purchaser”) on a closing date of ____________ (the “Closing Date”) and, in connection with such purchase by Purchaser of the Property, Seller intends to transfer and assign the Construction Contract and the accompanying documents referenced therein (the “Contract Documents” (as defined in the Construction Contract)) to Purchaser and Purchaser requires that Contractor execute this Contractor’s Certificate (“Contractor’s Certificate”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Contract Documents unless the context clearly indicates otherwise. In connection with Seller’s transfer of the Property to Purchaser and Seller’s assignment of the Contract Documents to Purchaser, Contractor certifies and represents to Purchaser the following:
1.    The Contractor consents to the assignment of the Contract Documents (and all warranties arising out of the Contract Documents) to Purchaser, and as of the Closing Date Purchaser shall have the right to enforce all of the terms and conditions of the Contract Documents and all warranties thereunder following the date of the transfer of the Property from the Seller to the Purchaser, whether such warranties relate to Work performed by Contractor before or after the Closing Date.
2.    Attached to this Contractor’s Certificate as Exhibit A is a true, correct and complete copy of the Contract Documents with a list of all approved change orders (“Change Orders”), if any, and copies of such Change Orders. Contractor represents that the Contract Documents are in full force and effect and have not been amended or modified except pursuant to the terms of the amendments attached on Exhibit A hereto.
3.    There are no existing defaults or breaches of the Contract Documents by the Seller (nor do any facts exist which, with the passage of time or the giving of notice or both, would constitute a default or breach of the Contract Documents), and the Contractor has no defenses, setoffs or offsets under the terms of the Contract Documents.

4.    Attached to this Contractor’s Certificate as Exhibit B is a true and correct list of all Applications for Payment submitted by Contractor as of the Closing Date with accompanying lien waivers and releases, and attached as Exhibit C are copies of any proposed change orders (“Proposed Change Orders”), if any, or other claims for additional costs or extension of time submitted by the Contractor as of the Closing Date (“Claims”), if any, under the Contract Documents, and Contractor has delivered to the Purchaser true, correct and complete copies of all Applications for Payment and Claims in connection with the Contract Documents.
5.    Contractor attaches hereto as Exhibit D a complete and updated list of cost allowances expended as of the Closing Date, and that it is not aware of any Claims not disclosed herein. As a result, Contractor represents that the Contract Sum (as such term is defined in the Contract Documents) payable under the Contract Documents as of the Closing Date is $_______________, which includes all approved Change Orders and Claims, if any, as of that date. As of the date set forth below, $_____________ has been paid by Seller to Contractor under the Contract Documents, leaving an unpaid balance of $________________, which unpaid balance includes retainage (“Retainage”) of $_________________. As of the date set forth below, Contractor has been paid all amounts due or outstanding under the Contract Documents (including, without limitation, all amounts reflected in the Applications for Payment submitted by Contractor to Seller as of the date set forth below), except for the sum of $__________, which is due and payable pursuant to the terms of that certain Application for Payment dated __________, and (b) the sum of $__________, which constitutes the retention being withheld by Seller for prior progress payments; except for the amounts set forth in such clauses (a) and (b), no other amounts are currently outstanding or due or owing under the Contract Documents.
6.    As of the Closing Date, Contractor represents that it has fully paid all costs and expenses due all Subcontractors, suppliers, vendors, or other entities that supplied labor, material, supplies or services to Contractor on the Project, and that Contractor has not delivered or received any written notices of any Claims relating to such labor, material, supplies or services that have not been settled prior to the date hereof.
7.    The scheduled date for Substantial Completion of the Work under the Contract Documents is _______________.
8.    To Contractor’s actual knowledge, Contractor has fully complied with all obligations required of it under the Contract Documents, it is not in default in any of its obligations under the Contract Documents, it has fully performed all of the Work required under the Contract Documents that is the subject of all prior applications for payment, it has fully paid all sums due to and/or claimed by its Subcontractors, sub-subcontractors and suppliers, and it is not aware of any outstanding claims or demands by any of its subcontractors or suppliers related to the Project and Property.
Contractor understands that Purchaser may purchase the Property and assume the Contract Documents and that such purchase and assumption will be in material reliance on this Contractor’s Certificate. Purchaser and its successors and assigns shall have the right to rely on the terms of this Contractor’s Certificate.

Executed as of ______________, 2012.

[SIGNATURE FOLLOWS ON NEXT PAGE]

CONTRACTOR:
_______________,
a _________________________

By:
Name:
Title:

JOINDER

The undersigned acknowledges receipt of a copy of the Contractor’s Certificate to which this Joinder is attached, acknowledges and agrees that, as of the date set forth below, it shall no longer have any rights under the Contract Documents (as such term is defined in the Contractor’s Certificate), except with respect to any obligations that the Contractor has to indemnify the undersigned for acts or occurrences prior to the Closing Date, and shall no longer be entitled to notices under the Contract Documents or be entitled to enforce any of the terms and conditions of the Contract Documents (except as set forth above).

Executed as of ____________________, 2012.

SELLER:

_______________,
a _______________

By: _________________________
Name: _______________________
Title: ________________________

Exhibit A

Contract Documents and Amendments; Change Orders
(Attached)

Exhibit B

Applications for Payment

(Attached)

Exhibit C

Proposed Change Orders and Claims

(Attached)

Exhibit D

Cost Allowances

(Attached)

SCHEDULE 3
[FORM OF]
SELLER’S CONSTRUCTION CERTIFICATE

The undersigned, North Dallas Town Center LP, a Delaware limited partnership (the “Seller”), is a party to that certain _________________________________ dated _______________ (the “Construction Contract”), by and between Seller and _______________ (the “Contractor”) in connection with that certain real property commonly known as _______________ (the “Property”) and with respect to the project known as _______________________ (the “Project”). Seller intends to sell the Property to KBSIII Legacy Town Center, LLC, a Delaware limited liability company (“Purchaser”) on a closing date of ____________ (the “Closing Date”) and, in connection with such purchase by Purchaser of the Property, Seller intends to transfer and assign the Construction Contract and the accompanying documents referenced therein (the “Contract Documents” (as defined in the Construction Contract)) to Purchaser and Purchaser requires that Seller execute this Seller’s Construction Certificate (“Seller’s Construction Certificate”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Contract Documents unless the context clearly indicates otherwise. In connection with Seller’s transfer of the Property to Purchaser and Seller’s assignment of the Contract Documents to Purchaser, Seller certifies and represents to Purchaser the following:
1.    Attached to this Seller’s Construction Certificate as Exhibit A is a true, correct and complete copy of the Contract Documents with a list of all approved change orders (“Change Orders”), if any, and copies of such Change Orders. Seller represents that the Contract Documents are in full force and effect and have not been amended or modified except pursuant to the terms of the amendments attached on Exhibit A hereto.
2.    Seller has not received any written notice of (i) any existing defaults or breaches of the Contract Documents by the Seller, or (ii) any defenses, setoffs or offsets under the terms of the Contract Documents for the benefit of Contractor, except: _________ [if none, so indicate].
3.    Attached to this Seller’s Construction Certificate as Exhibit B is a true and correct list of all Applications for Payment submitted to Seller by Contractor as of the Closing Date with any accompanying lien waivers and releases received by Seller from the Contractor, and attached as Exhibit C are copies of any proposed change orders (“Proposed Change Orders”), if any, or other claims for additional costs or extension of time submitted by the Contractor to Seller as of the Closing Date (“Claims”), if any, under the Contract Documents, and Seller has delivered to the Purchaser true, correct and complete copies of all Applications for Payment and Claims received by Seller in connection with the Contract Documents.

4.    Seller attaches hereto as Exhibit D a complete and updated list of cost allowances expended as of the Closing Date, as submitted to Seller by Contractor, and represents that it does not have actual knowledge of any Claims not disclosed herein. Seller represents that the Contract Sum (as such term is defined in the Contract Documents) payable under the Contract Documents as of the Closing Date is $_______________, which includes all approved Change Orders and Claims, if any, received by Seller as of that date. As of the date set forth below, $_____________ has been paid by Seller to Contractor under the Contract Documents, leaving an unpaid balance of $________________, which unpaid balance includes retainage (“Retainage”) of $_________________. As of the date set forth below, Seller has paid Contractor all amounts due or outstanding under the Contract Documents reflected in the Applications for Payment submitted by Contractor to Seller as of the date set forth below, except for the sum of $__________, which is due and payable pursuant to the terms of that certain Application for Payment dated __________, and (b) the sum of $__________, which constitutes the retention being withheld by Seller for prior progress payments; except for the amounts set forth in such clauses (a) and (b), no other amounts are currently outstanding or due or owing under the Contract Documents.
5.    As of the date hereof, the scheduled date for Substantial Completion of the Work under the Contract Documents is _______________.
6.    To Seller’s actual knowledge, Contractor has fully complied with all obligations required of it under the Contract Documents in all material respects, is not in material default in any of its obligations under the Contract Documents, has performed in all material respects all of the Work required under the Contract Documents that is the subject of all prior applications for payment, has fully paid all sums due to and/or claimed by its Subcontractors, sub-subcontractors and suppliers or will pay such amounts in the ordinary course of business, except: __________ [if none, so indicate].
Seller understands that Purchaser may purchase the Property and assume the Contract Documents and that such purchase and assumption will be in material reliance on this Seller’s Construction Certificate. Seller hereby indemnifies and holds Purchaser harmless from and against any and all third party claims, demands, and causes of action, and all actual out-of-pocket losses, damages, liabilities, costs and expenses, suffered or incurred by Purchaser to the extent the same result from a breach of any of Seller’s representations and warranties contained in this Seller’s Construction Certificate. The foregoing indemnity obligation shall not be subject to the “Liability Ceiling” set forth in Section 11.2.1 of that certain Contract of Sale dated December 27, 2012 by and among Seller, Tennyson Development LP, and Purchaser’s predecessor-in-interest, KBS Capital Advisors, LLC.
Purchaser and its successors and assigns shall have the right to rely on the terms of this Seller’s Construction Certificate.
Executed as of ______________, 2012.
[SIGNATURE FOLLOWS ON NEXT PAGE]

SELLER:

NORTH DALLAS TOWN CENTER LP,
a Delaware limited partnership
By:      Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner
By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member
By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member
By:    _________________________
Name:    _________________________
Title:    _________________________

Exhibit A

Contract Documents and Amendments; Change Orders
(Attached)

Exhibit B

Applications for Payment

(Attached)

Exhibit C

Proposed Change Orders and Claims

(Attached)

Exhibit D

Cost Allowances

(Attached)

SCHEDULE 4
[FORM OF]
RATIFICATION OF PLAT

THIS RATIFICATION is made effective as of _____________________, 2012, by NORTH DALLAS TOWN CENTER LP, a Delaware limited partnership, and TENNYSON DEVELOPMENT LP, a Delaware limited partnership (collectively, “Owners”).

RECITALS:

A.    On _______________, a plat (the “Plat”) of _____________________________, an addition to the City of ________, __________ County, Texas, was filed and is recorded in __________________, Page _______, Map Records, ____________ County, Texas.

B.    Owners are now and were on ___________________, the owners of the property described in the Plat, and Owners desire to ratify the Plat.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, Owners hereby ratify, confirm, and adopt the Plat in all respects so that the Plat shall be effective for all purposes with the same force and effect as if both Owners had executed the Plat as the owners of the property.

[Signatures appear on following pages]

NORTH DALLAS TOWN CENTER LP,
a Delaware limited partnership

By:      Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member

By:    ___________________________
Name:    Chris G. Hendricks
Title:    Market Managing Director

TENNYSON DEVELOPMENT LP,
a Delaware limited partnership

By:    Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member

By:    ___________________________
Name:    Chris G. Hendricks
Title:    Market Managing Director

STATE OF TEXAS        )SS
)
COUNTY OF ___________    )SS

This instrument was acknowledged before me on _____________ __, 2012, by ____________, as _________________ of CarrAmerica Texas Holding, LLC, a Delaware limited liability company, the managing member of Dallas Democracy JV LLC, a Delaware limited liability company, the sole member of Dallas Democracy GP LLC, a Delaware limited liability company, the general partner of North Dallas Town Center LP, a Delaware limited partnership, as the act and deed of said entity.

Name:
Notary Public in and for
The State of Texas

(Seal of Notary)            My commission expires:

STATE OF TEXAS        )SS
)
COUNTY OF ___________    )SS

This instrument was acknowledged before me on _____________ __, 2012, by ____________, as _________________ of CarrAmerica Texas Holding, LLC, a Delaware limited liability company, the managing member of Dallas Democracy JV LLC, a Delaware limited liability company, the sole member of Dallas Democracy GP LLC, a Delaware limited liability company, the general partner of Tennyson Development LP, a Delaware limited partnership, as the act and deed of said entity.

Name:
Notary Public in and for
The State of Texas

(Seal of Notary)            My commission expires: